UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2011

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 13, 2011, WD-40 Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. At the Annual Meeting, the holders of 15,168,055 shares of common stock, which represents approximately 95% of the outstanding shares entitled to vote as of the record date of October 17, 2011, were represented in person or by proxy. The proposals are described in more detail in the Company’s Proxy Statement dated November 2, 2011. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.	Election of Directors: The Company’s stockholders re-elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Giles H. Bateman	12,095,267	77,617	2,995,171
Peter D. Bewley	12,110,223	62,661	2,995,171
Richard A. Collato	12,111,105	61,779	2,995,171
Mario L. Crivello	12,101,745	71,139	2,995,171
Linda A. Lang	12,109,012	63,872	2,995,171
Garry O. Ridge	12,112,077	60,807	2,995,171
Gregory A. Sandfort	11,849,121	323,763	2,995,171
Neal E. Schmale	12,108,241	64,643	2,995,171

2.	Advisory Vote on Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,911,153	114,768	146,963	2,995,171

3.	Advisory Vote on the Frequency of Executive Compensation Votes: The Company’s stockholders voted to recommend, by advisory vote, that future advisory votes on the compensation paid to the Company’s named executive officers be held every year. The voting results were as follows:

Every 1 year	Every 2 years	Every 3 years	Abstain	Broker Non-Votes
10,553,902	70,576	1,388,421	159,985	2,995,171

Following the Annual Meeting, the Company’s board of directors voted to hold future advisory votes on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation.

4.	Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,009,035	94,728	64,292	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 16, 2011	/s/ JAY W. REMBOLT
Jay W. Rembolt Vice President and Chief Financial Officer
(Principal Financial Officer)